UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2023

MOVADO GROUP, INC.
(Exact name of registrant as specified in its charter)

New York	1-16497	13-2595932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 FROM ROAD, SUITE 375 PARAMUS, NJ 07652-3556
(Address of principal executive offices) (Zip Code)

(201) 267-8000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) Annual Meeting. The 2023 Annual Meeting of Shareholders of the Company was held on June 23, 2023.

(b) Matters Voted Upon; Voting Results. The following matters were submitted for a vote of the Company’s shareholders.

Matter One. Election of Directors. Each of the eight nominees listed below was elected a director of the Company to hold office until the next annual meeting of the shareholders and until his or her successor has been elected and qualified.

Nominee	Number of Votes For	Number of Votes Withheld	Number of Broker Non-Votes
Peter A. Bridgman	73,051,884	4,916,220	920,521
Alex Grinberg	77,061,388	906,716	920,521
Efraim Grinberg	72,628,610	5,339,494	920,521
Alan H. Howard	76,475,733	1,492,371	920,521
Richard Isserman	76,545,674	1,422,430	920,521
Ann Kirschner	71,339,839	6,628,265	920,521
Maya Peterson	73,046,108	4,921,996	920,521
Stephen Sadove	72,233,995	5,734,109	920,521

Matter Two. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2024.

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
78,473,154	413,772	1,699	-

Matter Three. Adoption, on an advisory basis, of a resolution approving the compensation of the Company’s named executive officers as described in the Proxy Statement for the Company’s 2023 Annual Meeting of Shareholders under the heading “Executive Compensation.”

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
77,288,023	665,533	14,548	920,521

Matter Four. Selection, on an advisory basis, of the frequency of future advisory votes on executive compensation as disclosed in the Proxy Statement for the Company’s 2023 Annual Meeting of Shareholders.

One Year	Two Years	Three Years	Number of Votes Abstaining	Number of Broker Non-Votes
76,604,995	34,364	1,326,462	2,283	920,521

Matter Five. Approval of the 1996 Stock Incentive Plan, as amended and restated, effective April 4, 2023.

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
70,119,455	7,822,172	26,477	920,521

(d)  Disclosure Regarding Frequency of Shareholder Advisory Vote on Executive Compensation.  A majority of the votes cast by the Company’s shareholders were voted to hold an advisory vote on executive compensation annually. After considering this preference of a majority of the Company’s shareholders, the Company’s Board of Directors determined, at a meeting held on June 22, 2023, that the Company will hold a non-binding advisory vote on the compensation of its named executive officers on an annual basis until the next non-binding shareholder vote on the frequency of future advisory votes on executive compensation is taken.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 23, 2023

MOVADO GROUP, INC.

By:	/s/ Mitchell C. Sussis
Name:	Mitchell C. Sussis
Title:	Senior Vice President and General Counsel